                                                                   Exhibit 10.26

                            DATED 23 January  1996
                            ----------------------



                          DEPUY INTERNATIONAL LIMITED




                                    - and -




                             GEORGE TAYLOR SEWARD





                                    - and -


                                    OTHERS




                      DEED OF APPOINTMENT AND RETIREMENT

                                  - for the -

                  DEPUY EXECUTIVE RETIREMENT BENEFITS SCHEME



                  ------------------------------------------
                  CERTIFIED A TRUE COPY OF ORIGINAL DOCUMENT

                           [INITIALS APPEARS HERE]

                               C.E. HEATH GROUP
                  ------------------------------------------

THIS DEED APPOINTMENT AND RETIREMENT is made the 23rd day of January One thousand nine hundred and ninety-six BETWEEN DEPUY INTERNATIONAL LIMITED whose Registered Office is situate at St. Anthony's Road Beeston Leeds West Yorkshire LS11 80T (hereinafter called "the Principal Employer") of the first part GEORGE TAYLOR SEWARD of 46 EMS C 18 Lane Warsaw Indiana 46580 United States of America and CHRISTOPHER MICHAEL THRUSH of St. Anthony's Road aforesaid (hereinafter called "the Continuing Trustees") of the second part THOMAS OBERHAUSEN of St. Anthonys Road aforesaid (hereinafter called "the Retiring Trustee") of the third part and GREGORY ALLEN COLLINS of Brearton House 10 Rossett Gardens Harrogate HG2 9PP (hereinafter called "the New Trustee") of the fourth part


WHEREAS:-


(1) This Deed is supplemental to the deed dated First July 1993 (hereinafter called "the Trust Deed") whereby the Principal Employee inaugurated a scheme known as the Depuy Executive Retirement Benefits Scheme (hereinafter called "the Scheme") and the Continuing Trustees and the Retiring Trustee were appointed Trustees of the Scheme



(2) The Retiring Trustee is desirous of retiring from the trusts of the Scheme


(3) The power of appointing new trustees of the Scheme is vested in the Principal Employer and the Principal Employer is desirous of appointing the New Trustee to be a trustee of the Scheme in place of the Retiring Trustee and the New Trustee has consented to accept such appointment as is evidenced by his execution hereof

NOW THIS DEED WITNESSETH that:


A. In exercise of the power in that behalf conferred on it by the Trust Deed and of every other power it enabling the Principal Employer HEREBY APPOINTS the New Trustee to be a Trustee of the Scheme in place of the Retiring Trustee and jointly with the Continuing Trustees for all purposes of the Scheme on and from the day First above written



B.   The New Trustee hereby consents to be and act as a trustee as aforesaid



C. The Principal Employer the Continuing Trustees and the New Trustee hereby certify that this deed falls with Category A in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987



IN WITNESS whereof these presents have been entered into the day and year first above written





The Common Seal
of DEPUY INTERNATIONAL LIMITED
was hereunto affixed
in the presence of :-



Director  /s/ M. Dormer
        ..........................


Secretary /s/ J. A. Coppock
         .........................

Signed and Delivered            )
by the said GEORGE TAYLOR SEWARD)                /s/ G. T. Seward
in the presence of:             )               ..........................

 /s/ Patricia A. Sisk
 ...................................



Signed and Delivered            )
by the said CHRISTOPHER MICHAEL )                /s/ C. M. Thrush
THRUSH in the presence of:      )               ..........................

[SIGNATURE APPEARS HERE]
 ...................................



Signed and Delivered            )
by the said THOMAS OBERHAUSEN   )                /s/ Thomas Oberhausen
in the presence of:             )               ..........................

[SIGNATURE APPEARS HERE]
 ...................................



Signed and Delivered            )
by the said GREGORY ALLEN       )                /s/ Gregory A. Collins
COLLINS in the presence of:     )               ..........................

[SIGNATURE APPEARS HERE]
 ...................................